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                                                                    Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 27, 1995 included in Boston Gas Company's Form 10-K for the year ended December 31, 1994 and to all references to our Firm included in this registration statement.


                                        /s/ Arthur Andersen LLP
                                            ARTHUR ANDERSEN LLP


Boston, Massachusetts
June 12, 1995